BLACKROCK FUNDS II
BlackRock Inflation Protected Bond Portfolio
(the “Fund”)

Supplement dated October 23, 2017 to the
Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated
April 28, 2017, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The fifth paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Investment Strategies of the Fund” are deleted in their entirety.

The section of each Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Risks of Investing in the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The fifth paragraph in the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The section of each Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Non-Diversification Risk.”

The third paragraph in the section of the SAI entitled “Investment Objective and Policies — Additional Information on Investment Strategies” is deleted in its entirety.

The following is added as the last paragraph of the section of the SAI entitled “Investment Restrictions”:

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The second sentence of the first paragraph in the section of the SAI entitled “Additional Information” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-IPB-1017SUP